UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 20, 2026

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterview Plaza, Suite 310, 2001 Route 46, Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K (the “Initial Report”) filed with the Securities and Exchange Commission (the “SEC”) on August 20, 2026, Interpace Biosciences, Inc. (the “Company”) held its annual meeting of stockholders during which stockholders approved the 2026 Benefit Plans (as defined below). This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Initial Report, solely to disclose the adoption of the 2026 Benefit Plans. Except as otherwise provided herein, the disclosures made in the Initial Report remain unchanged. As such, this Amendment No. 1 should be read in conjunction with the Initial Report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

adoption of 2026 Equity Incentive Plan and 2026 Employee Stock Purchase Plan and Replacement of 2019 Plans

The Board of Directors of the Company previously approved, subject to stockholder approval, the adoption of the Company’s 2026 Equity Incentive Plan (the “2026 Incentive Plan”) and 2026 Employee Stock Purchase Plan (the “2026 ESPP”) (together, the “2026 Benefit Plans”). At the Company’s annual meeting of stockholders held on August 20, 2026, the Company’s stockholders approved the adoption of the 2026 Benefit Plans. The 2026 Incentive Plan replaces the Company’s 2019 Equity Incentive Plan (the “2019 Incentive Plan”) and the 2026 ESPP replaces the Company’s 2019 Employee Stock Purchase Plan, as amended (the “2019 ESPP”). As such, no further grants of equity awards will be made under the 2019 Incentive Plan and no further purchases will be allowed under the 2019 ESPP.

A description of the material terms and conditions of the 2026 Benefit Plans was previously reported in the Company’s definitive proxy statement filed with the SEC on July 7, 2026, under the headings “Proposal 3 - Approval of the Company’s 2026 Equity Incentive Plan” and “Proposal 4 - Approval of the Company’s 2026 Employee Stock Purchase Plan 4” and each is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the full text of the 2026 Benefit Plans, forms of which are incorporated herein by reference to Exhibits 10.1 and 10.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of 2026 Equity Incentive Plan, incorporated by reference to Annex C of the Company’s definitive proxy statement, filed with the SEC on July 7, 2026.
10.2	Form of 2026 Employee Stock Purchase Plan, incorporated by reference to Annex D of the Company’s definitive proxy statement, filed with the SEC on July 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date August 26, 2026